UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                           SCHEDULE 14A
    Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]       Filed by a Party other than the
                                  Registrant [   ]

Check the
appropriate
box:

[X] Preliminary Proxy Statement

[ ] Confidential - For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                    MLM WORLD NEWS TODAY, INC.
             (Formerly Global-Link Enterprises, Inc.)
         (Name of Registrant as Specified in its Charter)


                            REGISTRANT
   (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   ----------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:

   ----------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   ----------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:

   ----------------------------------------------------------------
   (5) Total fee paid:



[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

   ----------------------------------------------------------------
   (2) Form, Schedule or Registration Statement No.:

   ----------------------------------------------------------------
   (3) Filing Party:

   ----------------------------------------------------------------
   (4) Date Filed:

   ----------------------------------------------------------------



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                    MLM WORLD NEWS TODAY, INC.
             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

     We cordially invite you to attend our Annual Stockholders Meeting to be held on Monday, December 31, 2001 at 10:00 a.m. (registration will begin at approximately 9:00 a.m.), at 3633 Camino del Rio South, Suite 107, San Diego, California 92108. At the meeting we will:

     1. Elect the Board of Directors to serve until the 2002 Annual Meeting of Shareholders and

     2. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

     Whether or not you plan to attend, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon, and complete, sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy card because your shares are registered in different names and addresses, please return each of them to ensure that all your shares are voted. If you hold your shares of MLMS in street name and decide to attend the Meeting and vote your shares in person, please notify your broker to obtain a ballot so that you may vote your shares. If you are a holder of record of MLMS shares and submit the enclosed proxy card and then vote by ballot, your proxy vote will be revoked automatically and only your vote will be counted. The prompt return of your proxy card will assist us in preparing for the Meeting.

     Stockholders who owned MLMS stock at the close of business on Monday, December 10, 2001 may attend and vote at the meeting. Stockholders are reminded that shares cannot be voted unless the signed proxy card is returned or other arrangements are made to have the shares represented at the meeting.

     We look forward to seeing you at the meeting.

                              Sincerely,

                              /s/ Ron Touchard
                              -----------------------
                              Ron Touchard
                              President and CEO


San Diego, California
November 30, 2001



-PAGE-



                    MLM WORLD NEWS TODAY, INC.
               3633 Camino del Rio South, Suite 107
                    San Diego, California 92108


                          PROXY STATEMENT

                        General Information

     This Proxy Statement is furnished to stockholders of MLM World News Today, Inc., a Nevada corporation, in connection with the solicitation by the Board of Directors of the Company of proxies in the accompanying form for use in voting at the Annual Meeting of Stockholders of the Company to be held on December 31, 2001, at 10:00 a.m., Pacific daylight time, at 3633 Camino del Rio South, Suite 107, San Diego, California 92108, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Meeting.

                      Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of the Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

                Solicitation and Voting Procedures

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

     The close of business on December 10, 2001 has been fixed as the record date for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Meeting.

     As of the close of business on September 30, 2001, the Company had approximately 37,768,207 shares of Common Stock outstanding. Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Because abstentions are treated as shares present or represented and entitled to vote for the purposes of determining whether the stockholders have approved a matter, abstentions have the same effect as negative votes.

           Deadline for Receipt of Stockholder Proposals

     For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice therefore in writing to the Secretary of the Company. To be timely for the Company's 2002 Annual Meeting of Stockholders, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than April 20, 2002. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business.

     Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company not later than April 20, 2002 in order to be considered for inclusion in the Company's proxy materials for that meeting.



-PAGE-



                            PROPOSAL I

                       ELECTION OF DIRECTORS

General
---------

     At the Meeting, a Board of Directors consisting of three directors, will be elected to serve until the next annual meeting of stockholders and until their successor(s) have been duly elected and qualified or until his or her earlier resignation or removal. The Board has selected two nominees. The persons nominated for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them in favor of the nominees named below. Holders of shares of Common Stock vote together as a class for the election of directors. If the nominees are unable or decline to serve as directors, the Proxies may be voted for a substitute nominee designated by the current Board. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable to or will decline to serve as a director.

     The Board recommends that stockholders vote in favor of the election of the following nominees, to serve as directors of MLMS until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

Nominees
------------

     The names of the nominees, their ages as of September 30, 2001, and certain other information about them are set forth below:

 Name of    Age          Principal Occupation           Director
 Nominee                                                 Since
----------  ---       --------------------------      ------------

   Ron      42  President and CEO of MLM World News    September
 Touchard       Today, Inc.                            11, 2001

 Paul A.    37  Treasurer, CFO and Director of MLM   November 20,
 Harbison       World News Today, Inc.                   1998

Robert L.   61  Vice President and COO of MLM World  November 30,
 Schultz        News Today, Inc.                         1999

     Ron Touchard, President and CEO - Mr. Touchard has over 20 years of marketing experience, has built several Network Marketing organizations, and has been the Master Distributor for several Network Marketing companies. During this time, Mr. Touchard has conducted marketing seminars, developed audio training courses and training manuals sold on infomercials, and has been featured on the cover of magazines associated with the Home Based Business and Network Marketing Industry. Most recently, he was involved with marketing products associated with the Internet for both FutureNet International and Pricenet USA.Com, a public company where he served on the Board of Directors. Mr. Touchard is currently the CEO and President of MLM World News Today, Inc. and CEO and President of its solely owned subsidiary, eWorldnet, Inc., and sits on the Board of Directors of both companies.

     Paul A. Harbison, CFO - Mr. Harbison has over 18 years experience in finance, sales, marketing and management. Mr.
Harbison completed his formal education at San Diego State University, where he majored in Business Administration with emphasis in finance. Upon leaving San Diego State, Mr. Harbison
pursued   a   career   in  communications.   He   specialized   in
streamlining internal communications for corporations such as Sony, QualComm and SAIC. His expertise includes business management in radio paging, two-way radio, cellular and long-distance service based companies.

     While involved in the Communications Industry, Mr. Harbison was introduced to Excel Telecommunications where he developed an interest in Network Marketing. Mr. Harbison developed a plan to provide greater equity for representatives of multi-level marketing companies. He co-created the "Forced Matrix System" with a "100% matching bonus" incentive, which has become a model for the industry.



-PAGE-



     Robert L. Schultz, Vice President and COO - Mr. Schultz serves on the Board of Directors of the Company as Secretary. Mr. Schultz has been with MLM World News Today, Inc. from its early beginnings and is an experienced direct selling executive. During his career, he has held key positions, including marketing, research and development, customer service and planning. Mr.
Schultz has more than 35 years of experience in owning and managing businesses.

     Prior to joining MLM World News Today, Inc., Mr. Schultz was with the Prudential Insurance Company, where he served as District Sales Manager for the Prudential. Mr. Schultz was responsible for recruiting and building the District Agency staff. During his tenure at Prudential, Mr. Schultz earned several sales, service, and management awards. Mr. Schultz was also responsible for training agents of several other insurance companies. Under the auspices of The Life Underwriters Training Counsel and General Agents Management Counsel, Mr. Schultz was responsible for training agents from New York Life, Metropolitan Life, Mass Mutual and several other multi-line companies.

     Prior to joining Prudential, Mr. Schultz was engaged in the hospitality Industry where he owned and managed several restaurants in Nevada and Hawaii. Mr. Schultz also produced and coordinated special events, including corporate sponsored Super Bowl functions. He and his wife Marcia also owned and managed a 260-seat fine dining restaurant in Minnesota.

Number of Directors
-------------------------

     MLMS'  Bylaws  authorize  the Board  to  fix  the  number  of directors serving on the Board. Since November of 1998, the number of directors has been fixed at three. Each director holds office until the annual meeting of stockholders following the initial election or appointment of that director and until that director's successor has been duly elected and qualified, or until that director's earlier resignation or removal. Officers are appointed to serve at the discretion of the Board.

Director Compensation
----------------------------

     Board members are reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board and of Committees of the Board.

     Each employee of MLMS who is also a director of MLMS does not receive any additional compensation for his service on the Board.

Relationships Among Directors Or Executive Officers
------------------------------------------------------

     None.

                 Security Ownership of Management

     The following table shows how much MLMS Common Stock is owned as of September 30, 2001 by each Director, each executive officer named in the Summary Compensation Table and all Directors and executive officers as a group. As of September 30, 2001, we are not aware of any other stockholders owning 5% or more of MLMS' Common Stock other than Mr. Harbison, current CFO, and our former President, Mr. James C. Frans.

          Name              Number of Shares       Percent of
                                 Owned         Outstanding Shares
         -------           ------------------  ------------------

      Ron Touchard              250,000              0.66%

    Paul A. Harbison           10,402,000            27.54%

    Robert L. Schultz           505,000              1.34%



-PAGE-



                      Executive Compensation

Summary Compensation Table
-------------------------------------

     The following table reports the compensation paid or accrued during the last three fiscal years for the most highly paid MLMS executive officers. The officers of MLMS have agreed to defer compensation until the Company has generated positive cash flows.

                    Summary Compensation Table

                    Annual              Long-Term Compensation
                  Compensation
                 --------------        --------------------------

   Name and      Year  Salary Bonus   Other   Restr    Securi   LTIP      All
   Principal                          Annual  icted    ties     Payouts  Other
   Position              ($)   ($)    Compen  Stock    Underl           Compen
                                      sation  Awards   ying             sation
                                                       Options
                                       ($)     ($)      (#)      ($)      ($)
------------------------------------------------------------------------------

James C.        2000      0     0       0  1,000,000     0        0        0
Frans,
   President
and CEO(1)
                1999  $10,610   0       0       0        0        0        0


                1998      0     0       0       0        0        0        0


Paul A.         2000      0     0       0   1,000,000    0        0        0
Harbison
   CFO
                1999  $6,650    0       0       0        0        0        0


                1998      0     0       0       0        0        0        0


Robert L.       2000  $30,000   0       0   500,000      0        0        0
Schultz
   COO
                1999      0     0       0       0        0        0        0


                1998      0     0       0       0        0        0        0


Note (1) Mr. James C. Frans resigned as President and CEO of the
Company as of September 10, 2001. Mr. Ron Touchard was appointed to fill the vacancy as of September 11, 2001

Section 16(a) Beneficial Ownership Reporting Compliance
------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires MLMS' officers, directors and persons who are the beneficial owners of more than 10% of the Common Stock to file initial reports of ownership and reports of changes in ownership of the Common Stock with the Securities and Exchange Commission. Officers, directors and beneficial owners of more than 10% of the Common Stock are required by Commission regulations to furnish MLMS with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms furnished to MLMS and certain written representations that no other reports were required, MLMS believes that, during the period from inception to December 31, 2000, all officers, directors and beneficial owners of more than 10% of the Common Stock complied with all Section 16(a) requirements.



-PAGE-



                           OTHER MATTERS

     We do not know of any other matters to be submitted to the stockholders at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.


           DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     If you want us to consider including a proposal in our Proxy Statement for our 2002 Annual Meeting of Stockholders you must deliver a copy of your proposal to MLMS' Secretary at our principal executive offices at 3633 Camino del Rio South, Suite 107, San Diego, California 92108 no later than April 1, 2002.

     If you intend to present a proposal at MLMS' 2002 Annual Meeting, but you do not intend to have it included in our 2002 Proxy Statement, you must deliver a copy of your proposal to MLMS' Secretary at our principal executive offices listed above no later than April 20, 2002 and no earlier than February 20, 2002. If the date of MLMS' 2002 Annual Meeting of Stockholders is more than 30 calendar days before or after the date of our 2001 Annual Meeting, your notice of a proposal will be timely if we receive it by the close of business on the tenth day following the day we publicly announce the date of the 2002 Annual Meeting. If we do not receive notice of your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents as the Board of Directors may recommend.

THE BOARD OF DIRECTORS
Dated: November 30, 2001




-PAGE-



  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                    MLM WORLD NEWS TODAY, INC.
               3633 Camino del Rio South, Suite 107
                    San Diego, California 92108


     The undersigned stockholder of MLM World News Today, Inc., hereby acknowledges receipt of the Notice of Meeting of Stockholders and Proxy Statement, each dated November 30, 2001, and hereby appoints Ron Touchard and Paul A. Harbison, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at MLMS' Annual Meeting of Stockholders to be held on Monday, December 31, 2001, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present on the following matters. The meeting will begin at 10:00 a.m. (registration will begin at 9:00 a.m.) at 3633 Camino del Rio South, Suite 107, San Diego, California 92108.

     This proxy will be voted as directed or, if no contrary direction is indicated, will be voted for the election of directors and as said proxies deem advisable on such other matters as may come before the meeting.

     THE BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1.

1.   ELECTION OF BOARD OF DIRECTORS:

          Name           For       Against    Abstain
       ----------     ---------   ---------  ---------
                          -           -          -

    Ron Touchard        [   ]       [   ]      [   ]

    Paul A. Harbison    [   ]       [   ]      [   ]

    Robert L.           [   ]       [   ]      [   ]
    Schultz

2.   OTHER MATTERS PRESENTED:

       For       Against    Abstain
    ---------   ---------  ---------

      [   ]       [   ]      [   ]

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.  [   ]

--------------------- ---------------------  ---------------------
(Signature)           (Print Name)           (Date)


--------------------- ---------------------  ---------------------
(Signature)           (Print Name)           (Date)



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